Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Joseph Driscoll, Chief Financial Officer, certify that:

1. I have reviewed this Amendment to Annual Report on Form 10-K/A of Summer Infant, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which statements were made, not misleading with respect to the period covered by this report.

April 30, 2009	/s/ JOSEPH DRISCOLL

Joseph Driscoll
Chief Financial Officer